UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2017

Date of Report

(Date of Earliest Event Reported)

VERONI BRANDS CORP.

(Exact Name of Registrant as Specified in its Charter)

EUROPEAN CPG ACQUISITION CORP.

(Former Name of Registrant as Specified in its Charter)

Delaware	000-55735	81-4664596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

650 Forest Edge Drive

Vernon Hills, Illinois 60061

(Address of principal executive offices) (zip code)

847-545-4089

(Registrant’s telephone number, including area code)

ITEM 5.03 Amendments to Articles of Incorporation

The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant’s name to Veroni Brands Corp. and filed such change with the State of Delaware.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

EX-99.CERT	Certificate of Amendment to European CPG Acquisition Corp. Certificate of Incorporation November 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

EUROPEAN CPG ACQUISITION CORP.

Date: November 30, 2017	/s/ Igor Gabal
President